Exhibit 32.2

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William J. Newman, III, Chief Financial Officer of Cvent Holding Corp. (the “Company”), hereby certify, that, to my knowledge:

1.

The Annual Report of the Company on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2022

CVENT HOLDING CORP.

By:	/s/ William J. Newman, III
William J. Newman, III
Chief Financial Officer